Item 26. Exhibit (g) iii.

AMENDMENT to the

AUTOMATIC AND FACULTATIVE YRT AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company”)

and

SWISS RE LIFE & HEALTH AMERICA INC.

(hereinafter referred to as the “Reinsurer”)

Original Treaty Effective Date: May 28, 2012

Coverage: SL10/SL11/SL11BSP/SL15/SL17

(COLI/BOLI          business only)

TAI Code:

Effective May 28, 2012, the Amendment Effective Date, Exhibit I – BOLI LCM07 Rate Table of the above-referenced Agreement will be replaced with the attached BOLI LCM07 Rate Table which        .

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	/s/ Peter G Ferris	Date:	4-29-14
Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	4-29-14
Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	4-29-14
Peter G. Ferris
Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Kenneth Thieme	Date:	4-23-14

Print name:	Kenneth Thieme

Title:	VP

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Kyle Bauer	Date:	4/23/2014

Print name:	Kyle Bauer

Title:	VP

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EXHIBIT I: BOLI LCM07 Rate Table Aggregate

Durations 1 – 13, Ages 20 - 70

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table Aggregate

Durations 1 – 13, Ages 71 - 85

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table Aggregate

Durations 14 – 26, Ages 20 - 70

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table Aggregate

Durations 14 – 26, Ages 71 - 85

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table Aggregate

Durations 27 – 40, Ages 20 - 70

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table Aggregate

Durations 27 – 40, Ages 71 - 85

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table NS/NT

Durations 1 – 13, Ages 20 - 70

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table NS/NT

Durations 1 – 13, Ages 71 - 85

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table NS/NT

Durations 14 – 26, Ages 20 - 70

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table NS/NT

Durations 14 – 26, Ages 71 - 85

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table NS/NT

Durations 27 – 40, Ages 20 - 70

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table NS/NT

Durations 27 – 40, Ages 71 - 85

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table SM/TB

Durations 1 – 13, Ages 20 - 70

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table SM/TB

Durations 1 – 13, Ages 71 - 85

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table SM/TB

Durations 14 – 26, Ages 20 - 70

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table SM/TB

Durations 14 – 26, Ages 71 - 85

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table SM/TB

Durations 27 – 40, Ages 20 - 70

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table SM/TB

Durations 27 – 40, Ages 71 - 85

[table deleted]

[page break]

AMENDMENT to the

AUTOMATIC AND FACULTATIVE YRT AGREEMENT

(the “Agreement”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

SWISS RE LIFE & HEALTH AMERICA INC.

(hereinafter the “Reinsurer”)

Original Treaty Effective Date: May 28, 2012

Coverage: SL10/SL11/SL11BSP/SL15/SL17

(COLI/BOLI          business only)

TAI Code:

Reinsurer Treaty ID:

Effective October 1, 2014, (the “Amendment Effective Date”), the COLI BOLI Underwriting Guidelines in Schedule F of the Agreement will be revised for          as follows:

1.	On page of the Agreement, the section shown below will be deleted;

         — when coverage is proposed for          as part of a          must be obtained for        . A          may apply for coverage with          if all of the following requirements are met:

•	The is .
•	The is not *. The is on a in an . ( are reviewed of the EB underwriter.)
•	The in the does not .
•	The proposed for does not .

*         may be        .

Any request        , other than those listed above, must be        .

and will be replaced with the following:

When coverage is proposed for          as part of a          must be obtained for        . The          should not be        . Most          do not          so it is important to review        .

A          in a          may apply for coverage with          if all of the following requirements are met:

        [page break]

•	The is .
•	that satisfy all other coverage criteria requirements who are ( ) may be for coverage on a .
•	The is not . If the is a , coverage may be offered on a subject to the MM Underwriter . All other .
•	The is on a in an . ( are reviewed on a of the Worksite Underwriter.)
•	The in the does not .
•	The proposed for does not .

If the above requirements are not met the underwriter may want to        .

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

[SIGNATURE PAGE FOLLOWS]

[page break]

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	/s/ Peter G Ferris	Date:	Dec 15, 2014
Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	Dec 15, 2014
Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	Dec 15, 2014
Peter G. Ferris
Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Kyle Bauer	Date:	12/11/2014

Print name:	Kyle Bauer

Title:	VP

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Craig E Hanford	Date:	12/11/2014

Print name:	Craig E Hanford

Title:	VP